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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                      SUPPLEMENT DATED SEPTEMBER 15, 2008
                                      TO
                        PROSPECTUS DATED APRIL 28, 2008

This supplement modifies information in the prospectus dated April 28, 2008 for the PrimElite IV/SM/ variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (888) 556-5412 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

MORTALITY AND EXPENSE CHARGE

In the "Fee Tables and Examples" section on page 8 of the prospectus and the "Expenses - Product Charges - Mortality and Expense Charge" section on page 26 of the prospectus, disregard all references to the Mortality and Expense Charge being reduced below 1.20% in certain circumstances. In Oregon, the Mortality and Expense Charge for PrimElite IV variable annuity contracts is 1.20%.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                                        (888) 556-5412
Irvine, CA 92614

PrimElite IV is a service mark of Citigroup Inc. or its Affiliates and is used by MetLife, Inc. and its Affiliates under license.

                                                                SUPP-PEIVOR0908